                                                                   EXHIBIT 10.62




Assessor's Parcel No. 162-21-301-002          Re-Recording to attach Exhibit "B"
                      162-21-301-003
                      162-21-301-004
                      162-21-301-007
                      162-21-301-008

Send tax bills to:

Metroflag, LLC
6430 Schillo Avenue
Las Vegas, NV 87118
Attn:  Steve Macie

                                         Re-Recording to correct date of
                                         Deed of Trust and to attach Exhibit "B"

When recorded mail to:

Lionel Sawyer & Collins
300 S. 4th Street, Ste 1700
Las Vegas, NV 89101
Attn:  Jeff Zucker

             LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT

                               Metroflag Polo, LLC
                                     Trustor

                          Lawyers Title of Nevada, Inc.
                                     Trustee

                                       and

              Grand Casinos Nevada I, Inc. and Grand Casinos, Inc.
                                   Beneficiary

                            Dated: December 28, 2001

             LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS
                             AND SECURITY AGREEMENT

      THIS LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT ("DEED OF TRUST"), dated as of December 28, 2001, between Metroflag BP, LLC, a Nevada limited liability company ("TRUSTOR"), Lawyers Title of Nevada, Inc., a Nevada corporation ("TRUSTEE") and Grand Casinos Nevada I, Inc., a Minnesota corporation ("GRAND") and Grand Casinos, Inc., a Minnesota corporation ("PARK") (collectively "BENEFICIARY"),

                                   WITNESSETH:

      Trustor hereby covenants and agrees as follows:

                                    SECTION 1

                           Grant of Security Interests

      1.01. Trustor irrevocably grants, bargains, sells, transfers and assigns to Trustee in trust, with power of sale, all right title and interest, now held or at any time hereinafter acquired by Trustor, in and to that improved real property in Clark County, Nevada, further described in Exhibit A attached hereto and incorporated herein by reference, together with all and singular the tenements, hereditaments and appurtenances now or hereafter belonging or in any way appertaining thereto; any easements benefiting such property; all right, title and interest of Trustor now owned or hereafter acquired in and to any land lying within the right-of-way of any street, open or proposed, adjoining such real property, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with such property; the reversion and reversions, remainder and remainders, rents issues and profits of such property, and all buildings, fixtures and other improvements now or hereafter located on or attached to or used in connection therewith and any estate, right, title or interest Trustor may hereafter acquire therein, including but not limited to, all of Trustor's right, title and interest in and to that lease ("GROUND LEASE") described in Exhibit B attached hereto and incorporated herein by reference. (Said real property, together with said tenements, hereditaments, appurtenances, easements, interests, reversions, remainders, rents, issues, profits, buildings, fixtures, improvements and future interests are hereinafter referred to as the "REAL PROPERTY." Without limiting the generality of the foregoing, there shall be included in the Real Property any adjacent lands included in any enclosures or occupied by buildings partly located on the above-described property.

      1.02. There is hereby assigned to Beneficiary the Lessor's interest in any and all leases of the Real Property and/or Personal Property, as hereinafter defined, or any portion thereof, now or hereafter owned or entered into by Trustor or any other party claiming by, through or under Trustor, together with all rents, issues and profits arising therefrom or in connection with the Property, as hereinafter defined, or any portion thereof and all benefits and advantages to be derived from said leases, together with all rights against guarantors, if any, of the lessees' obligations under said leases. Trustor does hereby empower Beneficiary, its agents and attorneys, to collect, sue for, settle, compromise and give acquittance for all such rents, issues and profits. (All of said leases and any and all interest in said leases or any guarantee thereof shall hereinafter be referred to as the "LEASES."). Although it is the intention of the parties that this instrument shall be a present assignment, Beneficiary shall not exercise any of the rights or powers conferred in this
Section 1.02 until a default shall occur under this Deed of Trust, but upon the occurrence of any such default Beneficiary shall be entitled to all the above-mentioned rents, issues, profits, rights and privileges and to apply the same its sole and absolute discretion.

Nothing herein shall be deemed to impose on Beneficiary any obligation to operate or maintain the Property or to enforce any Lease.

      1.03. Trustor grants Beneficiary pursuant to the Nevada Uniform Commercial Code, a present and continuing security interest in and to all of the goods, equipment, fixtures, building materials, books and records of Trustor now or which may hereafter be located on or used in connection with the Real Property, together with all contract rights, plans, specifications and other similar documents rights under any declaration or plan, deposits, rights to trademarks and names of trustor and goodwill associated therewith, general intangibles, accounts, investment property, deposit accounts, chattel paper documents, letter of credit rights and instruments with respect to said Real Property and policies of insurance arising out of or in connection with the Real Property or the herein described property of any fire and/or builders risk insurance policy or any other policy insuring the Real Property or the herein described property against any other perils, and all awards made in eminent domain proceedings, or purchase in lieu thereof, with respect to the Real Property or the herein described property, together with all additions to, substitutions for, proceeds of, changes in or replacements of the whole or any part of said personal property and this instrument shall constitute a security agreement with respect thereto. (All of the foregoing are herein referred to as "PERSONAL PROPERTY." The Personal Property, Real Property and Leases are collectively referred to as the "PROPERTY.")

      1.04. This Deed of Trust is for the purpose of securing:

            (a) Performance of each and every term, covenant and condition incorporated by reference or contained herein.

            (b) Payment of all sums due Beneficiary or either of them under the Metroflag Indemnity as defined and provided in that Assignment, Assumption of Lease Agreement and Landlord's Consent of even date by and between Trustor and Grand consented to by Royal Land Holding, LLC and Nevada Brooks Cook as trustee.

            (c) Payment of such additional sums as may hereafter be advanced hereunder for the account of Trustor or its assigns by Beneficiary, with interest thereon.

            (d) Performance of each and every term, covenant and condition of each and every instrument and agreement securing payment of the Note or executed in connection therewith.

                                    SECTION 2

                       Warranties and Covenants of Trustor

      2.01. Trustor represents and warrants that Trustor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended, or the regulations thereunder); Trustor's United States employer identification number is [applied for] and Trustor's office address is [see ss.4.03]. Trustor understands that the certification in this clause (d) may be disclosed to the Internal Revenue Service by Beneficiary and that any false statement contained herein could be punished by fine, imprisonment, or both. The person or persons executing this Deed of Trust each declares under penalties of perjury that he had examined this certification and to the best of his knowledge and belief it is true, correct and complete, and further declares that he has authority to sign this certification on behalf of Trustor.

            2.02.1. Trustor will pay or cause to be paid, as the case may be, payments and charges required to be paid by Trustor under or pursuant to the provisions of the Ground Lease.

            2.02.2. Trustor will diligently perform and observe all of the terms, covenants and conditions of the Ground Lease required to be performed and observed by Trustor to the end that all things shall be done which are necessary to keep unimpaired Trustor's rights under the Ground Lease.

            2.02.3. Trustor will promptly advise Beneficiary in writing of the giving of any notice by Landlord under the Ground Lease ("LANDLORD") of any default by Trustor in the performance or observance of any of the terms, covenants or conditions of the Ground Lease on the part of Trustor to be performed or observed and Trustor will deliver to Beneficiary a true copy of each such notice.

            2.02.4. Trustor will not release, surrender or terminate the Ground Lease without the prior written consent of Beneficiary nor without similar consent of Beneficiary modify the Ground Lease on any manner whatsoever, whether or not such modification would impair the security of this Deed of Trust.

            2.02.5. Trustor shall not consent to any encumbrance of the land now owned by Landlord without the prior written consent of Beneficiary.

            2.02.6. Without the written consent of Beneficiary, the estate created by the Ground Lease shall not merge with any other estate in the Property, but any interest in the Property hereinafter acquired by Trustor shall also be encumbered hereby.

            2.02.7. Trustor shall enforce with due diligence all of the obligations of landlord under the ground lease to the end that Trustor may enjoy all of the rights and privileges granted to it under the Ground Lease.

            2.02.8. Trustor hereby acknowledges that if the Ground Lease shall be terminated prior to the natural expiration of its term due to default by the lessee thereunder and if pursuant to the Ground Lease or otherwise Beneficiary or its designee shall acquire from

      Landlord a new lease of the Property or any portion thereof, Trustor shall have no right, title or interest in or to such lease or the leasehold estate created hereby.

            2.02.9. Nothing contained in this Section 2.02 or elsewhere in this Deed of Trust and no exercise of any rights or remedies by Beneficiary, shall constitute or shall be deemed in any manner or at any time to constitute an assumption by Beneficiary of any obligations under the Ground Lease.

            2.02.10. Trustor will, within fifteen (156) days after demand from Beneficiary, request from Landlord and deliver to Beneficiary a certificate that the Ground Lease is unmodified and in full force and effect and the date to which the rentals and other charges payable thereunder have been paid and stating whether to Landlord's knowledge Trustor is in default in the performance of any covenants, agreements, or conditions contained in the General Lease and, if so, specifying each such default.

      2.03. Trustor shall complete in a good and workmanlike manner any building or other improvements which may be constructed on the Property and pay when due all claims for labor performed and materials furnished therefor. Trustor shall comply with all laws, rules, ordinances, regulations, covenants, conditions, restrictions, easements and agreements pertaining to the Property or Trustor's use thereof. Trustor shall not commit or permit any waste thereon, nor commit, suffer or permit any act to be done in or upon the Property in violation of the law.

      2.04. Trustor will keep and maintain or cause to be kept and maintained the Property in good order, condition and repair.

      2.05. Trustor agrees to pay and discharge all costs, fees and expenses in connection with this Deed of Trust, including, but not limited, to Beneficiary's and Trustee's costs and expenses including reasonable attorneys' fees, in any litigation with respect hereto, in connection herewith, any transactions related hereto, the Property or any interest therein and the cost of evidence of title and trustee's fees in connection with sale, whether completed or not, which amounts shall become due upon demand by either Beneficiary or Trustee.

      2.06. Trustor immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Property, any part thereof, or any interest therein, will notify Beneficiary of the pendency of such proceedings. Beneficiary may, but shall not be required to, participate in any such proceedings and Trustor from time to time will deliver to Beneficiary all instruments required by it to permit such participation. Trustor shall pay all of Beneficiary's costs and expenses, including, but not limited to, attorneys' fees, incurred in any such proceedings.

      2.07. Trustor shall pay or cause to be paid when due, before delinquency, all taxes, assessments, levies, utility fees and all other fees and charges of every kind and nature, whether of a like or different nature, imposed upon or assessed against or which may become a lien on the Property, or any part thereof, or arising from, by reason of or in connection therewith, the use thereof or this Deed of Trust unless contested in good faith with reasonable security provided to Beneficiary. In addition, Trustor shall file all required tax forms with the appropriate governmental authorities on or before the day they become due. Trustor will, within thirty (30) days after the due date therfor, deliver to Beneficiary receipts evidencing payment of taxes, assessments, levies, fees and charges as required in this Section 2.07.

      2.08. If any action or proceeding shall be instituted to evict Trustor, to recover possession of the Property, or for any other purpose affecting the Ground Lease, the leasehold created thereby the Property, any part thereof, any interest therein, title thereto or this Deed of Trust or should Trustor receive any notice from any governmental agency relating to the structure, use or occupancy of the Property, Trustor will immediately upon service thereof on or by Trustor, deliver to Beneficiary true copies of each notice, petition, summons, complaint, notice of motion, order to show cause and all other process, pleadings and papers, however designated, served in any action or proceeding. Immediately upon becoming aware of any development or other information which may materially and adversely affect the property, business prospects, profits or condition (financial or otherwise) of Trustor or the Property or other ability of Trustor to perform the obligations secured hereby Trustor shall notify Beneficiary of the nature of such development or information and such anticipated effect.

      2.09. Trustor promises and agrees that if during the existence of this Deed of Trust there be commenced or pending any suit, action, arbitration, or other proceeding affecting the Ground Lease, the Leasehold created thereby or the Property, any part thereof, or in relating thereto, the title thereto or this Deed of Trust, or if any adverse claim for or against any of the foregoing, be made or asserted, it will appear in and defend any such matter and will pay all costs and damages arising because of such proceeding. Beneficiary may elect to appear in any such action or proceeding. If Beneficiary elects to appear in any such action or proceeding Beneficiary shall have the right to retain counsel of its choice. Trustor shall be solely responsible for any and all expenses and costs, including but not limited to, the reasonable fees of counsel retained by Beneficiary, which are incurred pursuant to this section. Unless a default occurs Trustor and Beneficiary shall be represented by joint counsel if no conflict of interest exists.

      2.10. Trustor will not permit or suffer the filing of any mechanics', materialman's, or other liens against the Property, any part thereof, any interest therein, or the revenue, rents, issues, income and profits arising therefrom. If any lien shall be filed against the Property, any part thereof, or any interest therein, Trustor agrees to commence a proceeding under NRS Chapter 108 to discharge the same of record within ten (10) days after the same shall have been filed or provide a bond or other reasonable security to protect Beneficiary's interests.

      2.11. Trustor shall take any and all such action as may be necessary to prevent any third parties from acquiring any prescriptive easement upon, over, or across any part of the Property, or from acquiring any rights whatsoever to or against the Property by virtue of adverse possession.

      2.12. The lien of this Deed of Trust is and shall be subordinate to the lien of any deed of trust now or hereafter granted in good faith by Trustor to an independent third party. The subordination provided in this Section is automatic and Beneficiary shall not be required to execute any further instrument or agreement to effectuate the same.

      2.13. Trustor shall execute, acknowledge and deliver to Beneficiary, and, if applicable, cause to be executed, recorded and or filed at Trustor's cost and expense, any and all such mortgages, assignments, transfers, assurances, control agreements, financing statements and other instruments and documents and so such acts as Beneficiary shall from time to time reasonably require for the better perfecting, assuring, conveying, assigning, transferring and confirming unto Beneficiary the property and rights herein conveyed or assigned or intended now or hereafter so to be. Trustor hereby authorizes Beneficiary to file any and all financing statements and amendments thereto in such form and in such locations as Beneficiary deems necessary or appropriate in connection herewith. The parties agree this Deed of Trust shall constitute a security agreement under the Uniform Commercial Code and that a carbon, photographic or other reproduction of this Deed of Trust or of a financing statement shall be sufficient as a financing statement. Trustor represents and warrants that (a) its chief executive office is in Las Vegas, Nevada (b) Trustor is a limited liability company duly organized and currently existing in good standing under the laws of the State of Nevada. Trustor has not within the five (5) year period prior to the date of this Deed of Trust changed its name, chief executive office or state of organization nor will Trustor do so without notifying Beneficiary at least sixty
(60) days in advance.

      2.14. Trustor will protect, indemnify, save harmless and defend Beneficiary and Trustee from and against any and all liability, loss, costs, charges, penalties, obligations, expenses, attorneys' fees, litigation, judgments, damages, claims and demands imposed upon or incurred by or asserted against Beneficiary and/or Trustee by reason of (a) ownership by Trustee or Beneficiary of its interest in the Property pursuant to this Deed of Trust, (b) any accident or injury to or death of persons or loss of or damage to or loss of the use of property occurring on or about the Property or any part thereof or the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets, alleys or ways, (c) any non-use or condition of the Property or any part thereof or of the adjoining sidewalks, curbs, vaults and vault spaces, if any, streets alleys or ways, (d) any failure on the part of Trustor to perform or comply with any of the terms of this Deed of Trust or any instrument or agreement secured hereby,
(e) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof made or suffered to be made by or on behalf of Trustor, (f) any negligence or tortious act on the part of Trustor or any of its respective agents, contractors, lessees, licensees or invitees or (g) any work in connection with any alterations, changes, new construction or demolition of the Property, whether or not permitted hereunder. All amounts payable to Beneficiary or Trustee, as the case may be, under this
Section 2.14 shall be payable on demand and shall be deemed indebtedness by this Deed of Trust.

      2.15. All obligations of Trustor to any of its affiliates, including, but not limited to, any of its shareholders, partners or members, are hereby subordinated to the obligations secured by this Deed of Trust and none of such obligations shall be paid while any obligation secured hereby remains unsatisfied.

                                   SECTION 3.

                       Trustee's and Beneficiary's Rights

      3.01. The waiver or release by Beneficiary or Trustee of any default or of any of the provisions, covenants and conditions hereof on the part of Trustor to be kept and performed shall not be a waiver or release of any preceding or subsequent breach of the same or any other provision, covenant or condition contained herein. The subsequent acceptance of any sum in payment of any indebtedness secured hereby or any other payment hereunder by Trustor to Beneficiary or Trustee shall not be construed to be a waiver or release of any proceeding breached by Trustor of any provision, covenant or condition of this Deed of Trust other than the failure of Trustor to pay the particular sum so accepted, regardless of Beneficiary's or Trustee's knowledge of such preceding breach at the time of acceptance of such payment. No payment by Trustor or receipt by Beneficiary of a lesser amount than the amount herein provided shall be deemed to be other than on account of the earliest sums due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Beneficiary may accept any check or payment without prejudice to Beneficiary's right to recover the balance of such sum or pursue any other remedy provided in this Deed of Trust. The consent by Beneficiary or Trustee to any matter or event requiring such consent shall not constitute a waiver of the necessity for such consent to any subsequent matter or event.

      3.02. Beneficiary may, at any time, by instrument in writing, appoint a successor or successors to the trustee named herein or acting hereunder, which instrument, executed and acknowledged by Beneficiary, and recorded in the Office of the County Recorder, Clark County, Nevada, shall be conclusive proof of the proper substitution of such successor trustee, who shall have all the estate, powers, duties and trusts in the premises vested in or conferred on the original trustee. If there be more than one trustee, either may act alone and execute these trusts upon the request of Beneficiary and his acts shall be deemed to be the acts of all trustees, and the recital in any conveyance executed by such sole trustee of such requests shall be conclusive evidence thereof and of the authority of such sole trustee to act.

      3.03. Without affecting the liability of Trustor or any other Person, except any Person expressly released in writing, for payment of any indebtedness secured hereby or for performance of any of the obligations or any of the terms, covenants and conditions hereof, and without affecting the rights of Trustee and Beneficiary with respect to any security and not expressly released in writing at any time and from time to time, without notice of consent other than consent of Beneficiary. Trustee and Beneficiary may:

            (a) Release any Person liable for payment of all or any part of the indebtedness or for the performance of any obligation.

            (b) Make any agreement extending the time or otherwise altering the terms of payment of all or any part of said indebtedness or modifying or waiving any obligation or subordinating, modifying or otherwise dealing with the lien or charge hereof.

            (c) Exercise or refrain from exercising or waive any right either of them may have.

            (d)   Accept additional security of any kind.

            (e) Release or otherwise deal with any property, real or personal, securing the obligations secured hereby.

      3.04. If Trustor fails to execute, acknowledge or deliver to Beneficiary any and all mortgages, assignments, transfers, assurances, financing statements, maps and other instruments or documents required to be executed, acknowledged or delivered hereunder, within fifteen (15) days after Beneficiary's demand or such lesser period as may be provided elsewhere herein, then Trustor hereby appoints Beneficiary as Trustor's true and lawful attorney-in-fact to act in Trustor's name, place and stead to execute, acknowledge and deliver the same.

      3.05. Any default in the performance of any term, covenant or condition contained herein or in any instrument or obligation secured hereby shall be a default hereunder. In addition, Trustor shall be in default hereunder if (a) Trustor shall abandon the Property, or any part thereof; (b) there is commenced any case in bankruptcy against Trustor or if an order for relief is entered against Trustor, or there is appointed a receiver or trustee to take possession of any of the assets of Trustor or of the Property or Trustor applies for or consents to such appointment, or there is a general assignment by Trustor for the benefit of creditors, or any action is taken by or against Trustor under any state or federal insolvency or bankruptcy act, or any similar law now or hereafter in effect, including, without limitation, the filing of any petition for or in reorganization, or should the Property, or any part thereof be taken or seized under levy of execution or attachment, or Trustor admits in writing its inability to pay its debts as they mature (c) there is (i) executed or verified by Trustor, or any receiver of Trustor, or any attorney or agent of Trustor, or of such receiver, a petition in bankruptcy with respect to Trustor, irrespective of whether such petition is filed, or (ii) executed or verified by any holder of a claim against Trustor, or an indenture trustee of such a holder, or any attorney or agent of such holder or indenture trustee, any petition in bankruptcy against Trustor, irrespective of whether such petition is filed; (d) the board of directors or managers of any corporate or limited liability company Trustor votes to seek any kind of relief under any bankruptcy, insolvency or similar law; (e) there is passed any law which renders payment by Trustor of any or all taxes levied upon this Deed of Trust or the Property or performance of any other term, covenant or condition hereof, or any obligation secured hereby, unlawful, usurious, inoperative, void or voidable, or which prohibits Beneficiary from exercising any of its rights hereunder or under any other instrument or agreement to which Trustor is a party or by which it is bound; (f) any representation, warranty, statement, certificate, schedule or report made by or on behalf of Trustor herein or in connection herewith is incorrect, false, or misleading in any material respect; (g) Trustor should dissolve, liquidate or terminate; (h) Trustor defaults under any obligation to or agreement with Beneficiary; (i) there occurs any event which results in the acceleration of the maturity of the indebtedness of Trustor to others under any indenture, agreement or undertaking; or (j) a default occurs under any obligation of Trustor's affiliate Metroflag Polo, LLC to Beneficiary and the holder of such obligation elects to accelerate the same. If Trustor consists of more than one Person, the occurrence of any of the foregoing events with respect to any one or more of such Persons shall also constitute a default hereunder. Similarly, if Trustor is a partnership or joint venture, the occurrence of any of the events enumerated above with regard to any general partner or joint venturer shall constitute a default hereunder. Trustor shall give Beneficiary prompt notice of the occurrence of any default hereunder.

      3.06. The collection of rents and the application thereof by Beneficiary or any receiver obtained by Beneficiary shall not cure or waive any default or notice thereof, or invalidate any act of Beneficiary pursuant thereto. In the exercise of the powers herein granted Beneficiary, Beneficiary shall not be deemed to have affirmed any Lease or subordinate the lien hereof thereto not shall any liability be asserted or enforced against Beneficiary, all such liability being hereby expressly waived and released by Trustor. Neither Beneficiary nor any receiver shall be obligated to perform or discharge any obligation, duty or liability under the Ground Lease, any Lease or under or by reason of the assignment contained in this Deed of Trust and Trustor shall and does hereby agree to protect, indemnify, save harmless and defend Beneficiary and such receiver from and against any and all liability, loss, costs, charges, penalties, obligations, expenses, attorneys' fees, litigation, judgments, damages, claims and demands which they may or might incur by reason of, arising from, or in connection with the Ground Lease, or the Leases, any alleged affirmative of or subordination to the Leases, or any action taken by Beneficiary or such receiver pursuant to any provision of this Deed of Trust. Without limiting the generality of the foregoing, no security deposited by the lessee with the lessor under the terms of any Lease hereby assigned has been transferred to Beneficiary, and Beneficiary assumes no liability for any security so deposited.

      3.07. In the event of any default hereunder or in the performance of any of the obligations secured hereby, Beneficiary may exercise any and all of its rights provided hereunder or by law. Without limiting the generality of the foregoing, any Personal Property may, at the sole and absolute option of Beneficiary, (i) be sold hereunder, (ii) be sold pursuant to the Uniform Commercial Code of the State of Nevada, or (iii) be dealt with by Beneficiary in any other manner provided by statute, law or equity. Without limiting the foregoing, Beneficiary may require Trustor to assemble the Personal Property and make it available to Beneficiary at a place to be designated by Beneficiary. In the event of a default, Beneficiary shall be the attorney-in-fact of Trustor with respect to any and all matters pertaining to the Property with full power and authority to give instructions with respect to the collection and remittance of payments, to endorse checks, to enforce the rights and remedies of Trustor, and to execute on behalf of Trustor and in Trustor's name any instruction, agreement or other writing required therefor. This power shall be irrevocable and deemed to be a power coupled with an interest. Beneficiary may, in its sole discretion, appoint Trustee as the agent of Beneficiary for the purpose of disposition of the Personal Property in accordance with the Uniform Commercial Code. Trustor acknowledges and agrees that a disposition of the Personal Property in accordance with Beneficiary's rights and remedies in respect to real property as hereinabove provided is a commercially reasonable disposition thereof. Trustor acknowledges and agrees that the fact that the price obtained at a private sale may be less than the price which might have been obtained at a public sale does not render a private sale unreasonable even if Beneficiary accepts the first offer received and does not offer the subject property to more than one offeree.

      3.08. In the event of any default hereunder or in the performance of the obligations secured hereby, Beneficiary may, to the full extent permitted by law, in addition to all other rights and remedies, forthwith after any such default enter upon and take possession of the Property, complete any buildings or other improvements under construction, construct new improvements and make modifications to and/or demolish any of the foregoing. In connection therewith Beneficiary shall have the power to file any and all notices and obtain any and all permits and licenses which Beneficiary, in its sole and absolute discretion, deems necessary or appropriate, including, but not limited to, the filing of notices of complete and the obtaining of certificates of occupancy. Beneficiary shall also have the right to receive all of the rents, issues and profits of the Property, overdue, due or to become due, and to apply the same, after payment of all necessary charges and expenses, including attorneys' fees, on account of the indebtedness secured hereby. Beneficiary may do any and all of the foregoing in its own name or in the name of Trustor and Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact for such purposes. Beneficiary may also, at any time after such default, apply to any court of competent jurisdiction for the appointment of a receiver and Trustor agrees that such appointment shall be made upon a prima facie showing of a claimed default without reference to any offsets or defenses against such default and without regard to whether any portion of the Property is in danger of being lost, removed, injured or destroyed or of waste, whether income from the Property is in danger of being lost or whether the Property is or may become insufficient to discharge the obligations secured by this Deed of Trust. Such receiver shall have all rights and powers provided Beneficiary pursuant to this section or otherwise provided hereunder or by law. Said receiver may borrow monies and issue certificates therefor. Said certificates shall be a lien on the Property, subordinate only to this Deed of Trust and the Leases, provided, however, that should any of said certificates be acquired by Beneficiary the amount thereof shall constitute additional indebtedness secured hereby. Such receiver may lease all or any portion of the Property on such terms and for such a term (which may extend beyond the terms of such receiver's appointment and/or if Beneficiary so consents, sale of the Property hereunder) as such receiver may deem appropriate in its sole and absolute discretion. The entering upon and taking possession of the property pursuant to this section and the collection of the rents, issues and profits therefrom shall not cure or waive any default or notice of default hereunder or invalidate any act of Beneficiary pursuant thereto.

      3.09. Should default me made by Trustor in payment or performance of any indebtedness or other obligation of agreement secured hereby and/or in performance of any agreement herein or should Trustor otherwise be in default hereunder. Beneficiary may, subject to NRS 107.080 declare all sums secured hereby immediately due by delivery to Trustee of a written notice of breach and election to sell (which notice Trustee shall cause to be recorded and mailed as required by law) and shall surrender to Trustee this Deed of Trust.

      3.10. After three (3) months shall have elapsed following recordation of any such notice of breach, Trustee shall sell the property subject hereto at such time and at such time and at such place in the State of Nevada as Trustee, in its sole discretion, shall deem best to accomplish the objects of these trusts, having first given notice of such sale as then required by law. In the conduct of any such sale Trustee may act itself or through any auctioneer, agent or attorney. The place of sale may be either in the county in which the property to be sold, or any part hereof, is situated, or at an office in the Trustee located in the State of Nevada.

            (a) Upon the request of Beneficiary or if required by law Trustee shall postpone Sale of all or any portion of said property or interest therein by public announcement at the time fixed by said notice of sale, and shall thereafter postpone said sale from time to time by public announcement at the time previously appointed.

            (b) At the time of sale so fixed, Trustee shall sell the property so advertised or any part thereof or interest therein either as a whole or in separate parcels, as Beneficiary may determine in its sole and absolute discretion, to the highest bidder for cash in lawful money of the United States, payable at time of sale, and shall deliver to such purchaser a deed or deeds or other appropriate instruments conveying the property so sold, but without covenant or warranty, express implied. Beneficiary and Trustee may bid and purchase at such sale. To the extent of the indebtedness secured hereby. Beneficiary need not bid for cast at any sale of all or any portion of the Property pursuant hereto, but the amount of any successful bid by Beneficiary shall be applied in reduction of said indebtedness. Trustor hereby agrees, if it is then still in possession, to surrender, immediately and without demand, possession of said property to any purchaser.

      3.11. Trustee shall apply the proceeds of any such sale to payment of expenses of sale and all charges and expenses of Trustee and of these trusts, including cost of evidence of title and Trustee's fee in connection with sale, all sums expended under the terms hereof, not then repaid, with accrued interest at the rate of ten percent (10%) per annum ("AGREED RATE"); all other sums then secured hereby and the remainder, if any, to the Person or Persons legally entitled thereto.

      3.12. Beneficiary, from time to time before Trustee's sale, may rescind any notice of breach and election to sell by executing, delivering and causing Trustee to record a written notice of such rescission. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other notices of breach and election to sell, nor otherwise affect any term, covenant or condition hereof or under any obligation secured hereby or any of the rights, obligations or remedies of the parties thereunder.

      3.13. Each of Beneficiary shall be entitled to separately enforce this Deed of Trust and neither of Beneficiary shall be entitled to waive of any right or remedy of the other hereunder.

                                   SECTION 4.

                                  Miscellaneous

      4.01. Upon receipt of written request from Beneficiary reciting that all sums secured hereby have been paid and upon surrender of this Deed of Trust to Trustee for cancellation and upon payment of its fees. Trustee shall reconvey without warranty the property then held hereunder. The recitals in such reconveyance of any matters of fact shall be conclusive proof of the truth thereof. The grantee in such reconveyance may be described in general terms as "the person or persons legally entitled thereto."

      4.02. Trustor hereby expressly waives and releases all rights to direct the order in which any of the Property or any interest therein shall be sold in the event of any sale or sales pursuant hereto and to have any of the Property and/or any other property now or hereafter constitute security for any of the indebtedness secured hereby or any interest therein marshaled upon any sale under this Deed of Trust or of any other security for any of said indebtedness.

      4.03. Any and all notices and demands to Trustor or to Beneficiary, required or desired to be given hereunder shall be in writing and shall be given by deposit in the United States mail, certified or registered, postage prepaid, return receipt requested or if made by Federal Express or other similar delivery service keeping records of deliveries and attempted deliveries or made by telecopy. Service by United States Mail or by Federal Express or other similar delivery service shall be conclusively deemed made on the first business day delivery is attempted or upon receipt wither is sooner provided, however, that service of any notice of breach or notice of sale as required by law will, if mailed, be effective on the date of mailing. Facsimile transmissions received during business hours during a business day shall be deemed received on such business day. Facsimile transmissions received at any other time shall be deemed received on the next business day.

      Any notice on demand to Grand shall be addressed to Grand at 130 Cheshire Lane, Minnetonka, Minnesota 55305, attention Chief Financial Officer, Telecopy No. (952) 449-7003 with a copy to Maslon Edelman Borman & Brand, LLP, 3300 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, Attention Neil Sell, Esq., Telecopy (612) 642-8337.

      Any notice or demand to Park shall be addressed to Park at

      __________________________________________________________

      Any notice or demand to Trustor shall be addressed to Trustor at Metroflag BP, LLC, c/o Flag Luxury Properties, LLC, 1370 Avenue of the Americas, 29th Floor, New York, New York 10019, Attention Paul C. Kanavos, Telecopy No.: (___) _____-________ with a copy to Greenberg Traurig, P.A., 1221 Brickell Avenue, Miami, Florida 33131, Attention Juan P.

Loumiet, Esq., Telecopy No. (___) ___-____; and Gordon & Silver, Ltd, 3960 Howard Hughes Parkway, 9th Floor, Las Vegas, Nevada 89109, Attention Steve Yoken, Esq., Telecopy No.: (702) 369-2666.

      Any party hereto may change its address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party. Whenever any law requires Beneficiary to give reasonable notice of any act, election or event, or proposed act, election, or event said requirement shall be deemed complied with if Beneficiary gives Trustor ten (10) days written notice as herein provided. Information concerning the security interest may be obtained from Beneficiary at the above address.

      4.04. This Deed of Trust applies to inures to the benefit of and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.

      4.05. Trustee accepts these trusts when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

      4.06. Where any provision in this Deed of Trust refers to action to be taken by Trustor or which Trustor is prohibited from taking such provision shall be applicable whether such action is taken directly or indirectly by Trustor.

      4.07. If any term, provision, covenant or condition of this Deed of Trust or any application thereof, should be held by a court of competent jurisdiction to be invalid, void, or unenforceable, all provisions, covenants and conditions of this Deed of Trust and all applications thereof not held invalid, void or unenforceable shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the Property or if the lien is invalid or unenforceable as to any part of the indebtedness secured hereby, the unsecured or partially unsecured portion of such indebtedness shall be completely paid prior to the payment of the remaining and secured or partially secured portion of such indebtedness and all payments made on such indebtedness whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of such indebtedness which is not secured or fully secured by the lien of this Deed of Trust.

      4.08. In the event that Trustor shall consist of more than one Person then and in such event all of such Persons shall be jointly and severally liable hereunder.

      4.09. The laws of the State of Nevada shall govern the validity, construction, performance and effect of this Deed of Trust.

      4.10. This Deed of Trust shall be construed in accordance with its intent and without regard to any presumption or other rule requiring construction against the party causing the same to be drafted.

      4.11. The various rights, options, elections and remedies of Beneficiary and Trustee hereunder shall be cumulative and no one of them shall be construed as exclusive of any other, or of any right, option, election, or remedy provided in any agreement or by law.

      4.12. Time is of the essence of this Deed of Trust and all of the terms, provisions, covenants and conditions hereof.

      4.13. Whenever any provision of this Deed of Trust requires Beneficiary's consent or approval, unless otherwise specifically provided, the same may be granted or withheld by Beneficiary in its sole and absolute discretion.

      4.14. EACH OF TRUSTOR AND BENEFICIARY BY ITS ACCEPTANCE OF HIS DEED OF TRUST IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM WHETHER BASED ON CONTRACTOR OR OTHERWISE ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR ANY INSTRUMENT OR AGREEMENT SECURED HEREBY OR RELATED THERETO OR THE ACTIONS OF TRUSTOR OR BENEFICIARY IN THE NEGOTIATION ADMINISTRATION PERFORMANCE OR ENFORCEMENT THEREOF.

      4.15. In this Deed of Trust, whenever the context so requires any gender includes the others, and the singular number includes the plural and vice-versa and the term Trustor shall mean the original signator hereof, the successors and assigns thereof and any future owners of any interest in the Property or any portion thereof now held or hereafter acquired by the signator hereof. In the event the ownership of any or all portion of such property becomes vested in a Person other than the signator hereof, Beneficiary may, without notice to such signator, deal with such successor or successors with reference to this Deed of Trust and to the indebtedness hereby secured in the same manner as with the signator, without in any way vitiating or discharging such signator's liability hereunder or upon the indebtedness hereby secured. In this Deed of Trust , the use of words such as "including" or "such as" shall not be deemed to limit the generality of the term or clause to which they have reference, whether or not non-limiting language (such as "without limitation," or "but not limited to," or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement term or matter. The captions appearing at the commencement of the sections hereof are descriptive only and for convenience in reference to this Deed of Trust and in no way whatsoever define, limit or describe the scope or intent of this Deed of Trust, nor in any way affect this Deed of Trust. As used in this Deed of Trust the term "Person" means any individual, partnership, limited partnership, corporation, limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity and any government and any political subdivision and agency thereof.

      4.16. Where not inconsistent with the above, the following covenants, Nos. 1, 2 (full replacement value); 3, 4 (Agreed Rate); 5, 6, 7 (a reasonable percentage); 8 and 9 of NRS 107.030 are hereby adopted and made a part of this Deed of Trust.

      IN WITNESS WHEREOF, Trustor has executed this Deed of Trust the day and year first above written.

                                          Metroflag Polo, LLC
                                          a Nevada limited liability company

                                          By Its Member:

                                          Metro One, LLC
                                          a Nevada limited liability company

                                          By:  /s/ Brett Torino
                                             ---------------------------------
                                             Brett Torino, Manager


STATE OF NEVADA   )
                  ) ss.
COUNTY OF CLARK   )

      This instrument was acknowledged before me on December 28, 2001 by Brett Torino as Manager of Metro One LLC, a Nevada limited liability company.

                                             /s/ Linda Ann Thomas
                                           -----------------------------------
                                           NOTARY PUBLIC
                                           My Commission Expires 11/26/2002
                                                                 -------------